Exhibit 10.9

Registration Rights Agreement

December 27, 2021

CompoSecure, Inc.

309 Pierce Street

Somerset, NJ 08873

Ladies and Gentlemen:

CompoSecure Holdings, L.L.C., a Delaware limited liability (the “Company”), has agreed to issue and sell to the undersigned investors (each an “Investor” and, collectively, the “Investor”) its 7.00% exchangeable senior notes due 2026 (the “Notes”), upon the terms set forth in each Exchangeable Senior Note Subscription Agreement (as defined below) by and among the Company, CompoSecure, Inc. (formerly known as Roman DBDR Tech Acquisition Corp.), a Delaware corporation (“Parent”), CompoSecure, L.L.C., a Delaware limited liability company, and each Investor, dated April 19, 2021 (the “Exchangeable Senior Note Subscription Agreement”), relating to the initial sale (the “Initial Sale”) of the Notes. The Notes will be exchangeable, at the option of the holder thereof, for shares of Parent’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”). To induce Investor to enter into the Exchangeable Senior Note Subscription Agreement and to satisfy its obligations thereunder, the holder of the Notes will have the benefit of this registration rights agreement (this “Agreement”) by and among Parent, the Company and the Investors, whereby Parent agrees, for the benefit of the Investors and the benefit of the holders from time to time of the Notes and the Registrable Securities (as defined below) (each a “Holder” and, collectively, the “Holders”), as follows:

1.            Definitions. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

“Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Affiliate” shall have the meaning specified in Rule 405 under the Act.

“Agreement” shall have the meaning set forth in the preamble hereto.

“Broker-Dealer” shall mean any broker or dealer registered as such under the Exchange Act.

“Business Day” shall have the meaning specified in the Indenture.

“Class A Common Stock” shall have the meaning set forth in the preamble hereto.

“Closing Date” shall mean the date of this Agreement.

“Commission” shall mean the Securities and Exchange Commission.

“Company” shall have the meaning set forth in the preamble hereto.

“Control” shall have the meaning specified in Rule 405 under the Act and the terms “controlling” and “controlled” shall have meanings correlative thereto.

“Deferral Period” shall have the meaning indicated in Section 3(i) hereof.

“Depositary” shall have the meaning specified in the Indenture.

“Effectiveness Deadline” shall have the meaning indicated in Section 2(a) hereof.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Exchangeable Senior Note Subscription Agreement” shall have the meaning set forth in the preamble hereto.

“Filing Deadline” shall have the meaning set forth in Section 2(a) hereof.

“FINRA” shall mean the Financial Industry Regulatory Authority or any successor agency thereto.

“Free Writing Prospectus” shall mean each offer to sell or solicitation of an offer to buy Registrable Securities that would constitute a “free writing prospectus” as defined in Rule 405 under the Act, prepared by or on behalf of Parent or used or referred to by Parent in connection with the offer or sale of the Registrable Securities.

“Holder” or “Holders” shall have the meanings set forth in the preamble hereto.

“Indenture” shall mean the Indenture relating to the Notes, dated the date hereof, by and among the Company, as issuer, Parent, the guarantors party thereto and U.S. Bank National Association, as trustee, as the same may be amended from time to time in accordance with the terms thereof.

“Initial Sale” shall have the meaning set forth in the preamble hereto.

“Losses” shall have the meaning set forth in Section 5(a) hereof.

“Majority Holders” shall mean, on any date, Holders (determined, in the case of Holders of Notes, on an as-exchanged basis) of a majority of the shares of Class A Common Stock issuable upon exchange of the Notes.

“Maturity Date” shall have the meaning specified in the Indenture.

“New Registration Statement” shall have the meaning set forth in Section 2(b) hereof.

“Notes” shall have the meaning set forth in the preamble hereto.

“Notice and Questionnaire” shall mean a written notice delivered to Parent substantially in the form attached as Exhibit A hereto.

“Notice Holder” shall mean, on any date, any Holder that has delivered a Notice and Questionnaire to Parent on or prior to such date.

“Parent” shall have the meaning set forth in the preamble hereto.

“Prospectus” shall mean a prospectus included in the Shelf Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A or Rule 430B under the Act), as amended or supplemented by any prospectus supplement, including a prospectus supplement for a “shelf” takedown, with respect to the terms of the offering of any portion of the Class A Common Stock covered by the Shelf Registration Statement, and all amendments and supplements thereto, including any and all exhibits thereto and any information incorporated by reference therein.

“Registrable Securities” shall mean the Class A Common Stock issuable in exchange for the Notes, and any other equity security issued or issuable with respect to such Class A Common Stock by way of stock split, dividend, distribution, recapitalization, merger, exchange, replacement or similar event; provided that such securities shall cease to be Registrable Securities if they have (i) been registered under a Shelf Registration Statement and disposed of in accordance therewith in a manner such that further public transfers do not require registration by the transferee, (ii) become eligible to be sold without volume or manner of sale limitations and without the requirement for Parent to be in compliance with the current public information required under Rule 144(c)(2) (or Rule 144(i)(2), if applicable) and the Class A Common Stock no longer bear a legend restricting further transfer, (iii) ceased to be outstanding, whether as a result of redemption, repurchase, cancellation, exchange or otherwise or (iv) been sold to the public pursuant to Rule 144 under the Act.

“Shelf Registration Period” shall have the meaning set forth in Section 2(b) hereof.

“Shelf Registration Statement” shall mean a “shelf” registration statement of Parent pursuant to the provisions of Section 2 hereof which covers some or all of the Class A Common Stock on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“Suspension Event” shall have the meaning specified in Section 3(i).

2.             Shelf Registration.

(a)           Parent shall file with the Commission a Shelf Registration Statement on or prior to the day that is thirty (30) calendar days after the Closing Date (the “Filing Deadline”) providing for the registration of, and the sale on a continuous or delayed basis by the Holders of, all of the Registrable Securities, from time to time in accordance with the methods of distribution elected by such Holders, pursuant to Rule 415 under the Act or any similar rule that may be adopted by the Commission and shall use its commercially reasonable efforts to cause such Shelf Registration Statement to become effective as soon as practicable after the filing thereof, but no later than the earlier of (1) the 60th calendar day after the Closing date (or 90th calendar day if the Commission notifies Parent that it will “review” such Shelf Registration Statement) and (2) the tenth (10th) Business Day after the date Parent is notified (orally or in writing, whichever is earlier) by the Commission that the Shelf Registration Statement will not be “reviewed” or will not be subject to further review) (the “Effectiveness Deadline”).

(b)           Parent shall cause the Shelf Registration Statement, or another shelf registration statement that includes the Registrable Securities, to remain continuously effective, supplemented and amended as required by the Act, in order to permit the Prospectus forming part thereof to be usable by Holders for a period (the “Shelf Registration Period”) from the date the Shelf Registration Statement becomes effective or is declared effective by the Commission, as the case may be, to and including the date on which there are no longer outstanding any Registrable Securities. For avoidance of doubt, notwithstanding anything else in this Agreement, if the Class A Common Stock that is issuable in exchange for the Notes are eligible to be transferred without condition as contemplated under Rule 144 of the Act and no longer bear a legend restricting further transfer, Parent will no longer be required to file or keep effective any Shelf Registration Statement or pay any additional interest as contemplated by the Indenture. Notwithstanding the registration obligations set forth in this Section 2, if the Commission informs Parent that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, Parent agrees to promptly (i) inform each of the Holders thereof and use its commercially reasonable efforts to file amendments to the Shelf Registration Statement as required by the Commission and/or (ii) withdraw the Shelf Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form S-3 or, if the Company is ineligible to register the Registrable Securities on Form S-3, such other form available to register for resale the Registrable Securities as a secondary offering, and will use its commercially reasonable efforts to file with the Commission, as promptly as allowed by Commission, one or more registration statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Shelf Registration Statement, as amended, or the New Registration Statement.

(c)            Parent shall cause the Shelf Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement or such amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Act and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

(d)           Each Holder, in order to be named as a selling securityholder in the Shelf Registration Statement at the time of its initial effectiveness, will furnish a Notice and Questionnaire and such information as Parent may reasonably request in writing regarding the Holder. No Holder shall be named as an “underwriter” in any Shelf Registration Statement without such Holder’s prior written consent. From and after the effective date of the Shelf Registration Statement, Parent shall use its commercially reasonable efforts, on the first Business Day of each month (i) to file with the Commission a post-effective amendment to the Shelf Registration Statement or to prepare and, if permitted or required by applicable law, to file a supplement to the Prospectus or an amendment or supplement to any document incorporated therein by reference or file any other required document so that each Holder that delivered a Notice and Questionnaire prior to the 20th day of the prior month is named as a selling securityholder in the Shelf Registration Statement and the related Prospectus, and so that such Holder is permitted to deliver such Prospectus to purchasers of the Registrable Securities in accordance with applicable law and, if Parent shall file a post-effective amendment to the Shelf Registration Statement, use its commercially reasonable efforts to cause such post-effective amendment to be declared effective under the Act as promptly as is practicable; (ii) provide such Holder, upon request, copies of any documents filed pursuant to this Section 2(d); and (iii) notify such Holder as promptly as practicable after the effectiveness under the Act of any post-effective amendment filed pursuant to this Section 2(d); provided that if such Notice and Questionnaire is delivered during a Deferral Period, Parent shall so inform the Holder delivering such Notice and Questionnaire and shall take the actions set forth in clauses (i), (ii) and (iii) above upon expiration of the Deferral Period in accordance with Section 3(i) hereof. Notwithstanding anything contained herein to the contrary, Parent shall be under no obligation to name any Holder that is not a Notice Holder as a selling securityholder in the Shelf Registration Statement or Prospectus; provided, however, that any Holder that becomes a Notice Holder pursuant to the provisions of this Section 2(d) (whether or not such Holder was a Notice Holder at the effective date of the Shelf Registration Statement) shall be named as a selling securityholder in the Shelf Registration Statement or Prospectus in accordance with the requirements of this Section 2(d). Notwithstanding the foregoing, if (A) the Notes are called for redemption and the then prevailing market price of the Class A Common Stock is above the Exchange Price (as defined in the Indenture), then Parent shall file a post-effective amendment or supplement to the related Prospectus within five (5) Business Days of the Redemption Date (as defined in the Indenture), naming as a selling securityholder therein all Notice Holders that have completed and delivered a Notice and Questionnaire and provided the other information reasonably requested in writing by Parent, in each case on or before such Redemption Date or (B) any Notes are exchanged by a Holder as provided for in Article XIV of the Indenture, then Parent shall use file the post-effective amendment or supplement within ten (10) Business Days of date of the Exchange Date (as defined in the Indenture), as applicable, naming as a selling securityholder therein all Notice Holders that have completed and delivered a Notice and Questionnaire and provided the other information reasonably requested in writing by Parent, in each case on or before such Exchange Date. Further, if a Holder does not timely complete and deliver the Notice and Questionnaire or provide the other information Parent may request, such Holder will not be named as a selling securityholder in the Prospectus, will not be permitted to sell its securities under the Shelf Registration Statement.

3.            Registration Procedures. The following provisions shall apply in connection with the Shelf Registration Statement.

(a)            Parent shall:

(i)             furnish to each Holder and to counsel to the Notice Holders (as appointed in accordance with Section 4), not less than two (2) Business Days prior to the filing thereof with the Commission, a copy of the Shelf Registration Statement and each amendment thereto and each amendment or supplement, if any, to the Prospectus included therein (including all documents incorporated by reference therein after the initial filing) and shall use its commercially reasonable efforts to reflect in each such document, when so filed with the Commission, such comments as the Holders or counsel to the Notice Holders reasonably proposes; and

(ii)            include information regarding the Notice Holders and the methods of distribution they have elected for their Registrable Securities provided to Parent in Notices and Questionnaires as necessary to permit such distribution by the methods specified therein.

(b)           Parent shall ensure that:

(i)             the Shelf Registration Statement and any amendment thereto, and any Prospectus and any amendment or supplement thereto, complies in all material respects with the Act; and

(ii)            the Shelf Registration Statement and any amendment thereto do not, when each becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(c)           At the expense of Parent, Parent shall advise the Notice Holders, and confirm such advice in writing within two (2) Business Days (which notice pursuant to clauses (ii)-(v) below shall be accompanied by an instruction to suspend the use of the Prospectus until Parent shall have remedied the basis for such suspension):

(i)             when the Shelf Registration Statement and any amendment thereto have been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective;

(ii)            of any request by the Commission for any amendment or supplement to the Shelf Registration Statement or the Prospectus or for additional information;

(iii)           of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation or threatening of any proceeding for that purpose or any other lapse in the effectiveness of the Shelf Registration Statement during the Shelf Registration Period;

(iv)           of the receipt by Parent of any notification with respect to the suspension of the qualification of the Class A Common Stock included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(v)            of the happening of any event that requires any change in the Shelf Registration Statement or the Prospectus so that, as of such date, they (A) do not contain any untrue statement of a material fact and (B) do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading; and

(vi)           of the occurrence of a Suspension Event (without notice of the nature or details of such events).

(d)           Parent shall use its commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of the Shelf Registration Statement or the qualification of the securities therein for sale in any jurisdiction and, if issued, to obtain as soon as possible the withdrawal thereof. Parent shall undertake additional reasonable actions as required to permit unrestricted resales of the shares of Class A Common Stock in accordance with the terms and conditions of this Agreement.

(e)           Upon request, Parent shall furnish, in electronic form, to each Notice Holder, without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment thereto, including all material incorporated therein by reference, and, if a Notice Holder so requests in writing, all exhibits thereto (including exhibits incorporated by reference therein).

(f)            During the Shelf Registration Period, Parent shall promptly deliver to each Notice Holder and any sales or placement agents acting on their behalf, without charge, as many copies of the Prospectus (including the preliminary Prospectus, if any) included in the Shelf Registration Statement and any amendment or supplement thereto as any such person may reasonably request. Subject to the restrictions set forth in this Agreement, Parent consents to the use of the Prospectus or any amendment or supplement thereto by each of the foregoing in connection with the offering and sale of the Registrable Securities.

(g)           Prior to any offering of Registrable Securities pursuant to the Shelf Registration Statement, Parent shall (i) arrange for the qualification of the Registrable Securities for sale under the laws of such U.S. jurisdictions as any Notice Holder shall reasonably request and shall maintain such qualification in effect so long as required, and (ii) cooperate with the Holders in connection with any filings required to be made with FINRA; provided that in no event shall Parent be obligated by this Agreement to qualify to do business or as a dealer of securities in any jurisdiction where it is not then so qualified or to take any action that would subject it to taxation or service of process in suits, or than those arising out of any offering pursuant to any Shelf Registration Statement, in any jurisdiction where it is not then so subject.

(h)           Upon the occurrence of any event contemplated by subsections (c)(ii) through (v) above, Parent shall promptly (or within the time period provided for by Section 3(i) hereof, if applicable) prepare a post-effective amendment to the Shelf Registration Statement or an amendment or supplement to the Prospectus or file any other required document so that, as thereafter delivered to subsequent purchasers of the securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(i)            Notwithstanding anything to the contrary contained herein, Parent may delay or postpone filing of the Shelf Registration Statement, and from time to time require the Holders not to sell under the Shelf Registration Statement or suspend the use or effectiveness of any such Shelf Registration Statement if the board of directors of Parent determines in good faith, upon advice of legal counsel, that either in order for the Shelf Registration Statement to not contain a material misstatement or omission, an amendment thereto would be needed or if such filing or use would materially affect a bona fide business or financing transaction of Parent or would require premature disclosure of information that could materially adversely affect Parent and with respect to which Parent has a bona fide business purpose for keeping confidential (each such circumstance, a “Suspension Event”); provided that (i) Parent shall not so delay filing or so suspend the use of the Shelf Registration Statement on more than two (2) occasions, or for a period of more than sixty (60) consecutive calendar days or more than a total of ninety (90) calendar days, in each case, in any three hundred sixty (360) day period (the “Deferral Period”) and (ii) Parent shall use commercially reasonable efforts to make such Shelf Registration Statement available for the sale by Holders of such securities as soon as practicable thereafter. Upon the occurrence of a Suspension Event, Parent shall promptly give notice (without notice of the nature or details of such events) to the Notice Holders that the availability of the Shelf Registration Statement is suspended pursuant to Section 3(c). If so directed by Parent, the Holder will deliver to Parent or, in the Holder’s sole discretion destroy, all copies of the prospectus covering the Registrable Securities in the Holder’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Registrable Securities shall not apply (i) to the extent the Holder is required to retain a copy of such prospectus (A) in order to comply with applicable legal or regulatory requirements or (B) in accordance with a bona fide pre-existing document retention policy or (ii) to copies stored electronically on archival servers as a result of automatic data back-up.

(j)            Upon receipt of any written notice from Parent pursuant to Section 3(c) or of a Suspension Event during the period that the Shelf Registration Statement is effective or if as a result of a Suspension Event the Shelf Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, each Holder agrees that (i) it will immediately discontinue offers and sales of the Class A Common Stock covered by the Shelf Registration Statement (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144) until the Holder receives copies of a supplemental or amended prospectus (which Parent agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by Parent that it may resume such offers and sales, and (ii) if so directed by Parent, each Holder will deliver to Parent or, in such Holder’s sole discretion destroy, all copies of the prospectus covering the Registrable Securities in such Holder’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Registrable Securities shall not apply (i) to the extent a Holder is required to retain a copy of such prospectus (A) in order to comply with applicable legal or regulatory requirements or (B) in accordance with a bona fide pre-existing document retention policy or (ii) to copies stored electronically on archival servers as a result of automatic data back-up. Parent shall use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Shelf Registration Statement as soon as reasonably practicable.

A Notice Holder may deliver written notice (an “Opt-Out Notice”) to Parent requesting that such Notice Holder not receive notices from Parent otherwise required by Section 3(c); provided, however, that such Notice Holder may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from a Notice Holder (unless subsequently revoked), (x) Parent shall not deliver any such notices to such Notice Holder and such Notice Holder shall no longer be entitled to the rights associated with any such notice and (y) each time prior to such Notice Holder’s intended use of an effective Shelf Registration Statement, such Notice Holder will notify Parent in writing at least two (2) Business Days in advance of such intended use, and if a notice of a Suspension Event was previously delivered (or would have been delivered but for the provisions of this paragraph) and the related suspension period remains in effect, Parent will so notify such Notice Holder, within one (1) Business Day of such Notice Holder’s notification to Parent, by delivering to such Notice Holder a copy of such previous notice of Suspension Event, and thereafter will provide such Notice Holder with the related notice of the conclusion of such Suspension Event promptly following its availability.

(k)           Parent shall comply with all applicable rules and regulations of the Commission and shall make generally available to its securityholders an earnings statement (which need not be audited) satisfying the provisions of Section 11(a) of the Act as soon as practicable after the effective date of the Shelf Registration Statement and in any event no later than forty-five (45) days after the end of the twelve (12) month period (or ninety (90) days, if such period is a fiscal year) beginning with the first month of Parent’s first fiscal quarter commencing after the effective date of the Shelf Registration Statement.

(l)            Parent may require each Holder of Registrable Securities to be sold pursuant to the Shelf Registration Statement to furnish to Parent such information regarding the Holder and the distribution of such Registrable Securities as Parent may from time to time reasonably require for inclusion in the Shelf Registration Statement in order to comply with the Act. Parent may exclude from the Shelf Registration Statement the Registrable Securities of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request.

(p)           Parent shall use its commercially reasonable efforts to take all other steps necessary to effect the registration of the Class A Common Stock covered by the Shelf Registration Statement in the manner contemplated hereby.

4.             Registration Expenses. Parent shall bear all expenses incurred in connection with the performance of their obligations under Sections 2 and 3 hereof and the reasonable and documented fees and expenses of one firm or counsel (which may initially be King & Spalding LLP, but which may be another nationally recognized law firm experienced in securities matters designated by the Majority Holders), to act as counsel to the Holders in connection therewith; provided, that such expenses shall not include, and Parent shall not have any obligation to pay, any fees and expenses of any Broker-Dealer or other financial intermediary engaged by any Holder.

5.            Indemnification and Contribution.

(a)            Parent and the Company jointly and severally agree to indemnify and hold harmless each Holder and the directors, officers, employees, advisers, Affiliates and agents of each such Holder and each person who controls any such Holder within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages, liabilities, costs (including reasonable attorneys’ fees and reasonably incurred expenses) and including legal or other expenses reasonably incurred in connection with investigating or defending any loss, claim, liability, damage or action (“Losses”) joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or Prospectus, any Free Writing Prospectus or any “issuer information” (as defined in Rule 433 of the Act) filed or required to be filed pursuant to Rule 433(d) under the Act, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any preliminary Prospectus or Prospectus, in the light of the circumstances under which they were made) not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such Loss or action; provided, however, that Parent and the Company will not be liable in any such case to the extent that any such Loss arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to Parent by or on behalf of the party claiming indemnification specifically for inclusion therein. This indemnity agreement shall be in addition to any liability that Parent or the Company may otherwise have to the indemnified party.

(b)           Each Holder of securities covered by the Shelf Registration Statement (including each Investor that is a Holder) severally and not jointly agrees to indemnify and hold harmless Parent, each of Parent’s directors, each of Parent’s officers who signs the Shelf Registration Statement and each person who controls Parent within the meaning of either the Act or the Exchange Act, against any and all Losses to which they or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or Prospectus, any Free Writing Prospectus or any “issuer information” (as defined in Rule 433 of the Act) filed or required to be filed pursuant to Rule 433(d) under the Act, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any preliminary Prospectus or Prospectus, in the light of the circumstances under which they were made) not misleading, but only to the extent that such untrue statements or omissions are based upon information regarding Holder furnished in writing to Parent by the Holder expressly for use therein. In no event shall the liability of Holder be greater in amount than the dollar amount of the net proceeds received by Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)            Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it has been materially prejudiced through the forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. If any action shall be brought against an indemnified party and it shall have notified the indemnifying party thereof, the indemnifying party shall be entitled to appoint separate counsel (including separate local counsel) of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel, other than local counsel if not appointed by the indemnifying party, retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel (including local counsel) to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (1) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (2) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party; (3) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the initiation of such action; or (4) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. It is understood and agreed that the indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action effected (I) with its written consent, or (II) without its written consent if the settlement is entered into more than forty five (45) calendar days after the indemnifying party received a request from indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party), the indemnifying party shall have received notice of the terms of such settlement at least thirty (30) calendar days prior to such settlement being entered into and, prior to the date of such settlement, the indemnifying party has failed to comply with such reimbursement request. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

(d)           In the event that the indemnity provided in paragraph (a) or (b) of this Section 5 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party shall have a several, and not joint, obligation to contribute to the Losses to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Shelf Registration Statement which resulted in such Losses. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in this Section 5(d), any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. Each indemnifying party’s obligation to make a contribution pursuant to this Section 5(d) shall be individual, not joint and several, and in no event shall the liability of any Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5, each person who controls a Holder within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls Parent within the meaning of either the Act or the Exchange Act, each officer of Parent who shall have signed the Shelf Registration Statement and each director of Parent shall have the same rights to contribution as Parent, subject in each case to the applicable terms and conditions of this paragraph (d).

(e)           The provisions of this Section 5 shall remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or Parent or any of the indemnified persons referred to in this Section 5, and shall survive the sale by a Holder of securities covered by the Shelf Registration Statement.

6.            No Inconsistent Agreements. Neither Parent nor the Company has entered into, and each agrees not to enter into, any agreement with respect to its securities that would prevent Parent from complying with its obligations hereunder.

7.             Rule 144. So long as any Registrable Securities remain outstanding, Parent shall (a) make and keep public information available, as those terms are understood and defined in Rule 144 of the Act, and, if at any time Parent is not required to file such reports, it will, upon the written request of any Holder of Registrable Securities, make publicly available other information so long as necessary to permit sales of such Holder’s Registrable Securities pursuant to Rule 144 of the Act, and (b) file in a timely manner all reports and other documents with the Commission required under the Exchange Act, as long as Parent remains subject to such requirements. Each of Parent and the Company covenants that it will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Act within the limitation of the exemptions provided by Rule 144. Upon the written request of any Holder of Registrable Securities, Parent shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require Parent or the Company to register any of its securities pursuant to the Exchange Act.

8.             Listing. Parent shall use its commercially reasonable efforts to qualify the Registrable Securities for listing on the Nasdaq Capital Market or another U.S. national securities exchange, and shall maintain the listing of the Class A Common Stock on the Nasdaq Capital Market or another U.S. national securities exchange.

9.             Amendments and Waivers. The provisions of this Agreement may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless Parent has obtained the written consent of the Majority Holders; provided that, no amendment, qualification, modification, supplement, waiver or consent with respect to Section 5 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder; and provided, further, that the provisions of this Section 9 may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless Parent or the Company has obtained the written consent of each Holder.

10.           Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first class mail, air courier guaranteeing overnight delivery, or by email:

(a)            if to a Holder, at the most current address given by such holder to (i) Parent in accordance with the provisions of the Notice and Questionnaire or (ii) the trustee under the Indenture in accordance with the provisions of the Indenture; provided that notices and other communications to Holders of Notes held in global form may be provided through the applicable procedures of the Depositary; and

(b)           if to the Company:

CompoSecure Holdings, L.L.C. or CompoSecure, L.L.C.

309 Pierce Street

Somerset, NJ 08873

Attention: Jonathan C. Wilk, President and CEO

Phone: (908) 518-0500, ext. 2220

Email: jwilk@composecure.com

with a copy (which shall not constitute notice) to:

CompoSecure Holdings, L.L.C. or CompoSecure, L.L.C.

309 Pierce Street

Somerset, NJ 08873

Attention: General Counsel

Phone: (908) 518-0500

Email: legal@composecure.com

(c)            if to Parent:

CompoSecure, Inc.

309 Pierce Street

Somerset, NJ 08873

Attention: Jonathan C. Wilk, President and CEO

Phone: (908) 518-0500, ext. 2220

Email: jwilk@composecure.com

with a copy (which shall not constitute notice) to:

CompoSecure Inc.

309 Pierce Street

Somerset, NJ 08873

Attention: General Counsel

Phone: (908) 518-0500

Email: legal@composecure.com

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; one (1) Business Day after being sent, if emailed; and on the next Business Day if timely delivered to an air courier guaranteeing overnight delivery.

Parent and the Company by notice to the other parties may designate additional or different addresses for subsequent notices or communications.

Notwithstanding the foregoing, notices given to Holders holding in book-entry form may be given through the facilities of the Depositary.

11.           Remedies. Each Holder, in addition to being entitled to exercise all rights provided to it herein, in the Indenture or in the Exchangeable Senior Note Subscription Agreement or granted by law, including recovery of liquidated or other damages, will be entitled to specific performance of its rights under this Agreement. The Company and Parent each agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by them of the provisions of this Agreement and hereby agree to waive in any action for specific performance the defense that a remedy at law would be adequate.

12.           Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective successors and assigns, including, without the need for an express assignment or any consent by Parent or the Company thereto, subsequent Holders, and the indemnified persons referred to in Section 5 hereof. Each of Parent and the Company hereby agrees to extend the benefits of this Agreement to any Holder (including, for the avoidance of doubt, any Holder that receives Notes upon transfer by an Investor), and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

13.           Counterparts. This Agreement may be signed in one or more counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall constitute an original and all of which together shall constitute one and the same agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form (including any electronic signature complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law) or by facsimile or other transmission method, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

14.           Headings. The section headings used herein are for convenience only and shall not affect the construction or interpretation hereof.

15.          Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The parties hereto each hereby waive any right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.

16.            Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

17.           Class A Common Stock Held by Parent, etc. Whenever the consent or approval of Holders of a specified percentage of Class A Common Stock is required hereunder, Class A Common Stock held by Parent or its Affiliates (other than subsequent Holders of Class A Common Stock if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Class A Common Stock) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

[Signature Page Follows]

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

COMPOSECURE INC., as the Parent

By:	/s/ Timothy Fitzsimmons
Name: Timothy Fitzsimmons
Title: Chief Financial Officer

COMPOSECURE HOLDINGS, L.L.C. , as the Company

By:	/s/ Timothy Fitzsimmons
Name: Timothy Fitzsimmons
Title: Chief Financial Officer

[Signature Page to Registration Rights Agreement]

Azora Master Fund LP

By:	/s/ Ravi Chopra
	Name:	Ravi Chopra
	Title:	Member of Azora Capital GP LLC (General Partner of Azora Capital LP)

Azora Capital LP is Investment Manager to:
Azora Master Fund LP

Azora NextGen Fund LP

By:	/s/ Ravi Chopra
	Name:	Ravi Chopra
	Title:	Member of Azora Capital GP LLC (General Partner of Azora Capital LP)

Azora Capital LP is Investment Manager to:
Azora NextGen Fund LP

[Signature Page to Registration Rights Agreement]

Crestline Summit Master, SPC-Peak SP

By:	/s/ Ravi Chopra
	Name:	Ravi Chopra
	Title:	Member of Azora Capital GP LLC (General Partner of Azora Capital LP)

Azora Capital LP is Investment Manager to:
Crestline Summit Master, SPC-Peak SP

MAP 221 Segregated Portfolio

By:	/s/ Ravi Chopra
	Name:	Ravi Chopra
	Title:	Member of Azora Capital GP LLC (General Partner of Azora Capital LP)

Azora Capital LP is Investment Manager to:
MAP 221 Segregated Portfolio

[Signature Page to Registration Rights Agreement]

CVI Investments, Inc.

By:	Heights Capital Management, Inc., its authorized agent

By:	/s/ Martin Kobinger
Name:	Martin Kobinger
Title:	President

[Signature Page to Registration Rights Agreement]

GHISALLO MASTER FUND LP

By:	Ghisallo Capital Management LLC, its investment manager

By:	/s/ Michael Germino
Name: Michael Germino
Title: Authorized Signatory

[Signature Page to Registration Rights Agreement]

Highbridge Convertible Dislocation Fund, L.P.

By:	Highbridge Convertible Dislocation Fund, L.P.
By:	Highbridge Capital Management, LLC as
Trading Manager and not in its individual capacity

By:	/s/ Steve Ardovini
Name: Steve Ardovini
Title: Managing Director

[Signature Page to Registration Rights Agreement]

Highbridge SPAC Opportunity Fund, L.P.

By:	Highbridge SPAC Opportunity Fund, L.P.
By:	Highbridge Capital Management, LLC as
Trading Manager and not in its individual capacity

By:	/s/ Steve Ardovini
Name: Steve Ardovini
Title: Managing Director

[Signature Page to Registration Rights Agreement]

Highbridge Tactical Credit Master Fund, L.P.

By:	Highbridge Tactical Credit Master Fund, L.P.
By:	Highbridge Capital Management, LLC as
Trading Manager and not in its individual capacity

By:	/s/ Steve Ardovini
Name: Steve Ardovini
Title: Managing Director

[Signature Page to Registration Rights Agreement]

WHITEBOX MULTI-STRATEGY PARTNERS, L.P.

By:	Whitebox Advisors LLC, its investment manager

By:	/s/ Daniel Altabef
Name: Daniel Altabef
Title: Deputy CCO & Legal Counsel

WHITEBOX RELATIVE VALUE PARTNERS, L.P.

By:	Whitebox Advisors LLC, its investment manager

By:	/s/ Daniel Altabef
Name: Daniel Altabef
Title: Deputy CCO & Legal Counsel

WHITEBOX GT FUND, LP

By:	Whitebox Advisors LLC, its investment manager

By:	/s/ Daniel Altabef
Name: Daniel Altabef
Title: Deputy CCO & Legal Counsel

PANDORA SELECT PARTNERS, L.P.

By:	Whitebox Advisors LLC, its investment manager

By:	/s/ Daniel Altabef
Name: Daniel Altabef
Title: Deputy CCO & Legal Counsel

[Signature Page to Registration Rights Agreement]

BLACKROCK CREDIT ALPHA MASTER FUND L.P.

By:	BlackRock Financial Management Inc., in its capacity as investment advisor

By:	/s/ Christopher Biasotti
Name: Christopher Biasotti
Title: Authorized Signatory

HC NCBR FUND

By:	BlackRock Financial Management Inc., in its capacity as investment advisor

By:	/s/ Christopher Biasotti
Name: Christopher Biasotti
Title: Authorized Signatory

THE OBSIDIAN MASTER FUND

By:	BlackRock Financial Management Inc., its Investment Advisor

By:	/s/ Christopher Biasotti
Name: Christopher Biasotti
Title: Authorized Signatory

[Signature Page to Registration Rights Agreement]